UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 14, 2018
(March 14, 2018)

LINN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51719	81-5366183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

As previously reported, on August 31, 2017, Linn Energy, Inc. (“LINN Energy”), through certain of its subsidiaries, completed the transaction in which LINN Energy and Citizen Energy II, LLC (“Citizen”) each contributed certain upstream assets located in Oklahoma to a newly formed company, Roan Resources LLC (“Roan” and the contribution, the “Roan Contribution”), focused on the accelerated development of the Merge/SCOOP/STACK play. In exchange for their respective contributions, LINN Energy and Citizen each received a 50% equity interest in Roan.
Also as previously reported, on May 31, 2017, LINN Energy completed the sale of its interest in properties located in western Wyoming to Jonah Energy LLC (the “Jonah Assets Sale”). LINN Energy used the net cash proceeds received of approximately $559 million to repay in full its approximate $294 million term loan and to repay a portion of the borrowings outstanding under its revolving loan.
The purpose of this Current Report on Form 8-K is to, among other things, file the unaudited pro forma condensed consolidated financial information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into a future registration statement to be filed with the Securities and Exchange Commission.
Included in this filing as Exhibit 99.1 is the unaudited pro forma condensed consolidated financial information described in Item 9.01(b) giving effect to (i) the Roan Contribution, (ii) the Jonah Assets Sale, and (iii) LINN Energy’s plan of reorganization and fresh start accounting.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Not applicable.
(b)  Pro Forma Financial Information.
The unaudited pro forma condensed consolidated statement of operations of LINN Energy for the year ended December 31, 2017, which gives effect to (i) the Roan Contribution, (ii) the Jonah Assets Sale, and (iii) LINN Energy’s plan of reorganization and fresh start accounting, is attached as Exhibit 99.1 and incorporated herein by reference.
(d)  Exhibits.

Exhibit Number	Description
Exhibit 99.1	Pro forma financial information of Linn Energy, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, INC.
(Registrant)

Date: March 14, 2018	/s/ David B. Rottino
David B. Rottino
Executive Vice President and Chief Financial Officer

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